Exhibit 10.7

InterPrivate Acquisition Corp.

1350 Avenue of the Americas

New York, New York 10019

________ __, 2020

InterPrivate LLC

1350 Avenue of the Americas

New York, New York 10019

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the InterPrivate Acquisition Corp’s (the “Company”) securities and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), InterPrivate LLC shall make available to the Company certain office space, utilities and secretarial support as may be required by the Company from time to time, situated at 1350 Avenue of the Americas, New York, New York 10019 (or any successor location). In exchange therefore, the Company shall pay InterPrivate LLC the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. InterPrivate LLC hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) to be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

[Signature Page Follows]

Very truly yours,

INTERPRIVATE ACQUISITION CORP.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

INTERPRIVATE LLC

By:
Name:
Title: